Exhibit 99.1

Welcome To The FGCO Investor Information Meeting March 25, 2021 Scott Winters Chief Executive Officer Financial Gravity CONFIDENTIAL;PROFESSIONAL USE ONLY

3/25/21 Agenda 1. Scott Winters - Welcome To “The Best - Kept Secret On Wall Street” 2. Paul Williams - Financial Trends 3. Scott Winters - What Have We Accomplished 4. Scott Winters - Mission And Vision 5. Scott Winters - Where Are We Going 6. Ed Lyon - How Are We Disrupting The Tax Profession 7. Dave O’Rourke - Integrating Tax And Investing 8. Dr. William R Nelson - The Future Of Behavior Finance 9. Mark Williams - Reinventing the BD For Tax Professionals 10. John Pollock - Insurance And Integrate Tax Advice 11. Scott Winters - The Total Solution And KPI’s Q&A

• Under the radar • Disrupting a huge industry • World class management team NO ANALYST COVERAGE YET... The Best Kept Secret

A Transformation Is Taking Place The Best Kept Secret On Wall Street

Suspense Before We Dive Deeper Into The Past, Present, and Future Let’s Take A Look At Our Financial Trends . - Please Stick Around To The End Of The Presentation For More Information On Upcoming Meetings

Welcome To The FGCO Investor Information Meeting March 25, 2021 Paul Williams Chief Financial Officer Financial Gravity CONFIDENTIAL;PROFESSIONAL USE ONLY

Public Auditors Weaver and Tidwell, LLP – Dallas Securities Counsel Scheef & Stone, LLP – Dallas Transfer Agent Securities Transfer Corporation – Plano Major Public Company Service Providers

May 2020 – Acquisition of Forta Financial Group in Greenwood Village, Colorado March 2021 – Acquisition of Vestus Group in Carmel, California Recent Major Expansion Events

Financial Gravity Companies, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS As of September 30, 2020 and 2019

Financial Gravity Companies, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS As of September 30, 2020 and 2019

Financial Gravity Companies, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS As of September 30, 2020 and 2019

Financial Gravity Companies, Inc. and Subsidiaries UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS For year ended September 30, 2020

Financial Gravity Companies, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF OPERATIONS For the three months ended December 31, 2020 and 2019 (Unaudited)

Financial Gravity Companies, Inc. (OTCQB: FGCO)

Highest Stock Price and Trade Volume

Welcome To The FGCO Investor Information Meeting March 25, 2021 Scott Winters Chief Executive Officer Financial Gravity CONFIDENTIAL;PROFESSIONAL USE ONLY

CORPORATE TURNAROUND ~ Started Late 2019 We Are Not The Same Old Company

CORPORATE TURNAROUND ~ Started Late 2019 We Are Not The Same Old Company ● Problem Worth Solving: The Tax Business Is Getting Commoditized and Digitized ● Solution: Three New Lucrative Revenue Stream

FRAMEWORK FOR EVALUATING A SUCCESSFUL TURNAROUND

Past, Present, Future Let’s See How It All Came together Within Our Framework For Turnaround Success Past Present Future

Past Post Turnaround 1. We Were In Massive Debt 2. We Were BURNING Money 3. We Had Diverted Attention 4. We Didn’t Have Enough Of The Right People 5. We Didn’t Have A Clear Mission And Vision Of The Future

Our Journey To The Present We Have Sold Our Closed Non - performing Business Units And Company Functions. We Have Cleaned Up Our Balance Sheet. We Are Acting Fiscally Responsible With Profitability On The Horizon. We Have Built A New Management Team (10 New Members).

The Team Management

Our Journey To The Present We Have Rebuilt Our Technology And Infrastructure - SalesForce Financial Services Cloud, The World’s Most Robust And Connected CRM. - Orion, the industries cutting edge performance reporting, trading, and client portal. - Laserfiche, an industry - standard process automation system. - OneLogin, for application aggregation and enhanced cybersecurity functionality. - Annuity Genius, the industry’s most robust prop gen and comparison engine. - FireLight, creating insurance application automation helping to reduce NIGO’s. - Incomize, our proprietary income distribution analysis, and modeling system. - The Real Risk Meter, our proprietary investment, and client risk assessment tool.

Our Journey To The Present We Have Purchased Forta Financial Group And Vestus Group Leveraging Resources And Management Talent. We Have Onboard Several New Financial Advisors That Account For Over Two Million In Revenue Plus Growth. We built a Turn Key Asset Management Platform (TAMP) designed for the tax professional We built an Insurance Marketing Organization (IMO) designed for the tax professional We vastly upgrade Tax Master Network and redefined the value proposition We built and deployed the Tax Operating System (TOS) We launched a new version of our SaaS tax planning software, The Tax Ninja Software We redesigned the production process of the Tax Blueprint to create automation and scale efficiencies. We have expanded our Forta footprint. We are no longer just a Colorado firm. As of the end of 2020, we have offices scattered throughout the US. We have built the solution that solves the three reasons tax professionals fail in financial services.

Present Mission: To Give Tax Professionals A Turnkey Suite Of Tools, Training, And Community To Dominate Their Market Through Integrated Tax And Financial Services Advice Becoming True Advisors, Planners, And Partners In Their Clients’ Success.

Present Mission: To Give Tax Professionals A Turnkey Suite Of Tools, Training, And Community To Dominate Their Market Through Integrated Tax And Financial Services Advice Becoming True Advisors, Planners, And Partners In Their Clients’ Success. The Three Reasons Tax Professionals Fail In Financial Services 1. How Do I Do It? 2. How Do I Market My New Services? 3. How Do I Make Time?

$80 $240 $480 $1280 Access Learning Doing Active Revenue TMN FATE 101 FATE 201 FINANCIAL ADVISOR Internet Cost Assumption Outcome Low Mid High New Assets: $5M New Assets: $10M New Assets: $15M New Revenue: $146K New Revenue: $292K New Revenue: $438K Recurring Revenue: $56K Recurring Revenue: $112K Recurring Revenue: $168K Number of Clients: 5 to 10 Number of Clients; 10 to 20 Number of Clients; 15 to 30 The Financial Gravity Machine

Future Our Vision: To Dominate The Transformation Of The Tax Industry Into Financial Services By Being The BEST At Education, Technology, And High - Touch Advisor Support And Service. What Does The Math Look Like?

What Does The Math Look Like?

What Does The Math Look Like?

What Does The Math Look Like?

What Does The Math Look Like?

Our Competitive Advantage Speakers

Tax Master Network March 25, 2021 Ed Lyon Chief Executive Office Tax Master Network CONFIDENTIAL;PROFESSIONAL USE ONLY

Our Market - 50,000+ Independent CPAs - 50,000 Enrolled Agents - Financial Advisors

Two Primary Challenges - Other CPAs - Technology

Our Solution - Escape “Numbers In Boxes” - Stop Just Recording Numbers - Start Breathing Meaning Into The Numbers

Volume Margin

Transitioning To Volume - Raise Fees - Add Higher Value Work - Add Financial Services

Why Financial Services? - Leverage Dollars, Not Time - Passive Income - Build Business Equity

Born On Third Base

Why Financial Gravity? - Full Range Of Products/Services - FATE 101/201 Training Programs - FATE “Done For You” Partnering

Ultimate Value Proposition ● Disrupting Traditional Accounting ● Demolishing Barriers to Entering Financial Services ● Front - Ending Financial Services through FG Companies

FGCO 2021 Shareholders Meeting Creating A Competitive Advantage Through Democratizing Family Office Services Dave O’Rourke President Sofos Investments CONFIDENTIAL;PROFESSIONAL USE ONLY

Wealth Management: A Bifurcated Industry Family Offices Have Had Unfair Advantages ● Personalized, Dedicated And Coordinated ● Synergized Wealth And Tax Planning Services ● Comprehensive Suite Of Offers ○ Wealth Management, Intergenerational Transfer, Risk management, Charitable Giving, And More

Mass Affluent Locked Out Dis - Economies Of Scale ● Siloed Technology And Expertise Prevent Synergies ● Tax And Wealth Are Vitally Important To All Investor Cohorts ● TAMPs Not Innovating In This Area

Massive Opportunity For FGCO A Blue Ocean Strategy ● Democratize Family Office Services ● Disrupt Managed Money Industry ● Capture TAMP Assets And Market Share ● Mine The Trend Of CPAs Transitioning To Advisory ○ Existential Threat From AI ○ Most Trusted Financial Professional ○ Largely Untapped And Large TAM

FATE -- Financial Advisor Technical Education Powerhouse LMS ● Videos, White Papers, Scripts, Collateral ● Self - Directed And Live Interactive Classroom ● Multiple Learning Modalities Graduates Fully Prepared To Mine Existing Client Opportunities

Done - For - You Partnership Intelligent Division Of Labor ● Massive Productivity Innovation ● FGCO Performs All Middle - And Back - Office Functions ● Advisor Faces Client & Manages Relationships Significant Additional Revenue Stream For FGCO

Behavior - Driven Investment Philosophy Grounded In Two Fundamental Truths ● Popular Risk Tolerance Methods Deeply Flawed ● Control The Controllables ○ Costs ○ Tax Efficiency ○ Diversification ○ Risk Exposure Perfectly Suited To The Accountant/Advisor’s Mindset

Advisor’s Alpha A Value Proposition Based On Delivering Value ● Efficiencies Boost Returns And Compounding ○ Lower Total Costs ○ Reduced Tax Drag ○ Creative Diversification ○ Sustainable Risk

Tax Alpha Common Sense Tax Minimization Strategies ● Asset Location ● Loss Harvesting ● Low Turnover Employed By Institutions And Family Offices For Generations

Confident About Our Future Reasons For Our Confidence ● An A Team ● First Mover Advantage ● FATE ● Done - For - You Partnership Model Thank you!

Disruptive Behavioral Finance March 25, 2021 William R Nelson PHD Chief Executive Office Sofos Investments CONFIDENTIAL;PROFESSIONAL USE ONLY

Problem - Investors Consistently Underperform By Buying High And Selling Low. - Investors Are Disappointed By The Volatility And Returns. - Investors Fire Their Old And Find A New Advisor. - Companies Must Constantly Acquire New Clients Just To Tread Water.

Documentation Of Underperformance In 2016, The 20 - Year Annualized S&P Return Was 7.68% While The 20 - Year Annualized Return For The Average Equity Fund Investor Was Only 4.79%, A Gap Of 2.89% Annualized. DALBAR Quantitative Analysis of Investor Behavior (QAIB)3/17

Solution Financial Gravity Uses Innovative Techniques And Technology To Acquire New Clients And Keep Them For Life.

First Understand The Problem Why Do Investors Underperform? ● Fear And Greed/Fight Or Flight ● Motivates Buying High And Selling Low

Humans Herd - Safety In Numbers - Survival Technique Developed Over Millennia - Herding Instincts Magnify Fear And Greed

Good Advice Warren Buffett Teaches To Be “Fearful When Others Are Greedy, And Greedy When Others Are Fearful.” Easier Said Than Done

Summary: Humans Are Maladapted For Investing Financial Gravity Seeks To Help investors By Quieting Their Fear, Insulating Them From The Main Herd, Providing Them With An In Crowd Of Their Own.

How We Help Overcome Fear, Greed, and Herding 1. Control The Controllables 2. Real Risk System Ρ 3. Time Optimized Planning 4. Guiding Our Own, Smarter, Contrarian Herd

Control The Controllables - Many Advisors Sell Exaggerated Returns Based On Stock Picking Or Market Timing - Both Are Difficult Or Impossible To Accomplish - Empty Promises Of Alpha

We Focus on What We Can Control Make Promises We Can Keep So To Keep Our Clients.

For Risk Alignment We Use The Real Risk System Goals : ● Risk And Return Expectations Match Reality ● Keep Clients ● Receive Referrals ● Grow Financial Gravity ● Increase Stock Price

Real Risk System - Risk Meter - Portfolio Picker - Risk Pledge

Time Optimized Planning ● New And Innovative Method Of Retirement Income Planning ● Money Is Invested In The Right Way From A Finance Perspective ● More Importantly, Provides Transparent And Easily Understood Near/Mid - Term Income Security To Overcome Fear During Market Declines.

How Time Optimized Planning Works - Money Needed Soon Is Invested In Lower Risk Investments. - Money Not Needed Soon, Thus Having Time To Recover From Market Declines, Is Invested In Higher Risk Higher Expected Return Investments. - The Right Amount Of Money Is Invested For Each Future Year’s Income Based On The Life Cycle Of That Year’s Investments’ Expected Return.

Guiding Our Own Herd Goal : Create Confidence In Our Group

Our Herd - Belief In Our Tools And Methods Is Key To Success - Community Of Tax Professional And Like Minded Advisors - Meetings, Online Forums, And Newsletter

Differentiation and Disruption Our Unique, Innovative Behaviorally Attuned Techniques And Technology Provide Disruptive Opportunity And Reinforcing Cycles Of - Confident Investors - Thriving Advisors - Referrals From Both - Growing Revenue - Rising Stock Price

The Blue Ocean Opportunity March 25, 2021 Mark Williams EVP Of Operations Forta Financial Group CONFIDENTIAL;PROFESSIONAL USE ONLY

I. Untapped Market II. Current Challenges III. Forta Financial Group Solution The Blue Ocean Opportunity

I. Understanding the Untapped Market ❏ 713,750 Tax Preparer IDs (PTINs) in America today* ❏ Average Professional has $25 - 50 Million of investable assets ❏ $1 Million of revenue equates to $100 Million investment Assets ❏ Current Broker/Dealer Industry is not build for this business ❏ Tax Professional are the most trusted advisor ❏ Their industry is looking for additional revenue sources ❏ Clients are requesting tax and wealth management collaboration *www.irs.gov/tax - professionals Stepping over Dollars to Pick up Dimes

❏ Don’t Have Time ❏ Don’t Know What To Do ❏ Don’t Know How To Market Their New Services ❏ Don't Have Wealth Management Experience ❏ Don’t Want More Industry Regulations, Compliance and Licenses II. Current Challenges They Don’t Know What They Don't Know

III. Forta Financial Group Solution ❏ In - House Marketing Support ❏ Dedicated Financial Paraplanner Staff ❏ Full - Service Back Office Support ❏ In - House Professional Money Management ❏ Advisor Education and Training Improving Client Relationships with Expert Support

A Blue Ocean An Untapped Market That Has The Potential For Huge Growth Why Reinvent The Broker Dealer?

March 25, 2021 John Pollock Chief Executive Office MPath Advisor Resources CONFIDENTIAL;PROFESSIONAL USE ONLY

The Problem

The Problem II

The Problem III

The Problem IV

The Solution

Welcome To The FGCO Investor Information Meeting March 25, 2021 Scott Winters Chief Executive Officer Financial Gravity CONFIDENTIAL;PROFESSIONAL USE ONLY

Bringing It Home

FRAMEWORK FOR EVALUATING A SUCCESSFUL TURNAROUND

Reframe Who We Want To Be ✓	Rebuild The Team ✓	Build Necessary Infrastructure ✓	Go To Market ✓	Scale
Mission: To Give Tax ProfessionalsA Turnkey Suite Of Tools, Training, And Community To Dominate Their Market Through Integrated Tax And Financial Services Advice Becoming True Advisors, Planners, And Partners, And Partners In Their Clients' Success.	Scott Winters, CEO - FGCO Dr. William R Nelson, CEO- Sofos Jennifer Winters, COO - FGCO Dave O'Rourke, President-Sofos Jill Jaglowski, EVP - FGCO Mark Williams, EVP Operations - Forta Bryce Hamilton, EVP Distribution - FGCO Zach Trimble, Director of Marketing Kaili Winters, CCO - Sofos Gary Nemer, Chief Legal Counsel	• Salesforce Financial Services Cloud • Orion • Laserfiche • OneLogin • Annuity Genius • FireLight • Incomize • The Real Risk Mete • Etc	• $80 For TMN Member • $240 For A FATE 101 Participant • $640 For a FATE 201 Participant • $1,280 For Financial Advisor	63 FAs = 11.2mil 141 FAs = 28.3mil 234 FAs = 52.5mil 344 FAs = 84.3mil 469F As = 124.9mil

Accountability In Scaling KPI’s To Watch 1. The Number Of New TMN Members 2. The Number Of FATE 101 Participants 3. The Number Of FATE 201 Participants 4. The Number Of New Financial Advisors 5. The Average Revenue Per Financial Advisors Our Commitment To Shareholders -- Quarterly Investor Meetings On The Fourth Thursday Of The Month After Quarter - End. We Won’t be The Best - Kept Secret For Long